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October 7, 1996
Multi-Media Tutorial Services, Inc.
205 Kings Highway

Brooklyn New York 11223

Gentlemen,

1. The Offering.

         (a) At a closing to occur at the offices of your company (the "Company") simultaneously herewith, the undersigned ("Subscriber") will for S50,000 per Unit (as defined below) purchase from you, and you will sell, the number of Units set forth below opposite Subscriber's name below. Such purchase by Subscriber is part of an offering in which an aggregate of 20 Units will be sold simultaneously with such sale to Subscriber.

         (b) Each Unit consists of S50,000 principal amount of Promissory Notes of the Company (the "Notes") and warrants to purchase a minimum of 100,000 shares of common stock of the Company (the "Warrants").

2. The Securities.

         (a) The Notes shall be in the form of Exhibit A. The Warrants shall be in the form of Exhibit B.

         (b) If the Note is not paid in full at maturity, then, at any time thereafter, Target Capital shall be entitled to send a notice to the Company in which Target Capital designates two persons who shall be elected to the Board as additional directors of the Company. Effective upon the giving of such notice, the size of the Board shall be deemed increased by two, and such persons shall be deemed automatically elected to the Board.

3. Required Prepayment. The Company will apply to the prepayment and payment of the Notes, allocated among them or rata with their outstanding principal amounts, any and all equity funds which are hereafter raised by the Company.

4. Registration Rights. The Company will on or before the 120th day after the date of this Agreement file a registration statement on Form S-3 or Form S-1 (the "Registration Statement") for the public sale by the holders of the shares which are issuable upon exercise of the Warrants. The Company shall use its best efforts to cause the Registration Statement to become effective not later than 90 days after the date of filing and to remain effective for three years with respect to Common Stock issued upon exercise of Warrants. The registration shall be accompanied by blue sky clearances in such states as the holders may reasonably request. The Company shall pay all expenses of the registration hereunder, other than the holders' underwriting discounts. Registration rights may be assigned to assignees of the Warrants or the underlying stock.

5. Company Information. Subscriber has reviewed the most recent proxy statement and the most recent report on Form 10-K of the Company and all reports on Form 10-Q and 8-K since such report on Form 10-K. Subscriber has been given access to all exhibits referred to in these reports, and it has had the opportunity to discuss the Company's affairs with the Company's officers. The Company represents and warrants to the Subscriber that all such filings and exhibits thereto and other disclosures, taken as a whole, are correct and accurate and state all facts necessary to make not misleading such filings and exhibits thereto and other disclosures, taken as a whole. Such disclosures represent all of the disclosures made by the Company to the Subscriber.

6. Certain Representations.

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(a) Subscriber represents and warrants that it is purchasing the Units solely for investment solely for its own account and not with a view to or for the resale or distribution thereof .

(b) Subscriber understands that it may sell or otherwise transfer the Units, the Warrants or the shares of Common Stock issuable on exercise of the Warrants only if such transaction is duly registered under the Securities Act of 1933, as amended, under the Registration Statement or otherwise, or if Subscriber shall have received the favorable opinion of counsel to the holder, which opinion shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act of 1933, as amended, and registration or qualification in every applicable state. The certificates representing the aforesaid securities will be legended to reflect these restrictions, and stop transfer instructions will apply. Subscriber realizes that the Units are not a liquid investment.

(c) Subscriber has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities Act) in evaluating the risks and merits of this investment. Subscriber has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.

(d) Subscriber represents and warrants that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, and shall be such on the date any shares are issued to the holder; Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber's entire investment in the shares and understands that an investment in the Company involves substantial risks; Subscriber has the power and authority to enter into this agreement, and the execution and delivery of, and performance under this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Subscriber; and Subscriber has invested in previous transactions involving restricted securities.

7. Commissions. Subscriber acknowledges that Target Capital is receiving an commission in respect of the offering which is equal to 10% of the total number of warrants included in the Units.

8. Miscellaneous. This Agreement may not be changed or terminated except by written agreement. It shall be binding on the parties and on their personal representatives and permitted assigns. It sets forth all agreements of the parties. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies.


                                     MULTI-MEDIA TUTORIAL SERVICES, INC.

                                        By:
                                           ------------------------------------

Subscriber:

Address:

Number of Units:

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Exhibit A

$50,000

                                 PROMISSORY NOTE

                                  (the "Note")

                       MULTI-MEDIA TUTORIAL SERVICES, INC.

MULTI-MEDIA TUTORIAL SERVICES, INC., a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay to the order of
                                 (hereinafter the "Holder") the principal sum of
$50,000 on March 24, 1997, together with interest accruing at the rate of 8% per annum and payable at Maturity or, if earlier, out of the proceeds of any equity sales by the Corporation (applied pro rata among all Notes of similar tenor). Principal and interest shall be payable at the address of the Holder.

1 . An "event of default " with respect to this Note shall exist if any of the following shall occur:

         (a) The Corporation shall breach or fail to comply with any provision of this Note and such breach or failure shall continue for thirty (30) days after written notice by any Holder of any Note to the Corporation.

         (b) A receiver, liquidator or trustee of the Corporation or of a substantial part of its properties shall be appointed by court order and such order shall remain in effect for more than sixty (60) days; or the Corporation shall be adjudicated bankrupt or insolvent; or a substantial part of the property of the Corporation shall be sequestered by court order and such order shall remain in effect for more than sixty (60) days; or a petition to reorganize the Corporation under any bankruptcy, reorganization or insolvency law shall be filed against the Corporation and shall not be dismissed within sixty (60) days after such filing.

         (c) The Corporation shall file a petition in voluntary bankruptcy or request reorganization under any provision of any bankruptcy, reorganization or insolvency law, or shall consent to the filing of any petition against it under any such law.


         (d) The Corporation shall make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or consent to the appointment of a receiver, trustee or liquidator of the Corporation, or of all or any substantial part of its properties.


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2. If an event of default shall occur, the Holder may, in addition to such
Holder's other remedies, by written notice to the Corporation, declare the principal amount of this Note, together with all interest accrued thereon, to be due and payable immediately. Upon any such declaration, such amount shall become immediately due and payable and the Holder shall have all such rights and remedies provided for under the terms of this Note and the Stock Pledge Agreement.

3. Miscellaneous.

         (a) All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telegram, recognized overnight mail carrier, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Holder, to such address as such Holder shall furnish to the Corporation in accordance with this Section, or (b) if to the Corporation, to it at its headquarters office, or to such other address as the Corporation shall furnish to the Holder in accordance with this Section.

         (b) THIS NOTE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

         (c) The Corporation waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand.

         (d) If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

         (e) The waiver of any event of default or the failure of the Holder to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent event of default or of the Holder's right to exercise that Or any other right or remedy to which the Holder is entitled.

         (f) The Holder of this Note shall be entitled to recover his legal and other costs of collecting on this Note, and such costs shall be deemed added to the principal amount of this Note.


         (g) In addition to all other remedies to which the Holder may be entitled hereunder, Holder shall also be entitled to decrees of specific performance without posting bond or other security.

IN WITNESS WHEREOF, the Corporation has caused this Note to be duly executed on the date first written above.

MULTI-MEDIA TUTORIAL SERVICES, INC.


By:

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                                                                       Exhibit B

Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act of 1933. None of such securities may be transferred in the absence of registration under such Act or an opinion of counsel to the effect that such registration is not required.

                       MULTI-MEDIA TUTORIAL SERVICES, INC.

                                     WARRANT

DATED: September 24, 1996
Number of Shares: 100,000 (subject to increase to 150,000 on the terms set forth below)

Holder:

Address:

         THIS CERTIFIES THAT the holder of this Warrant ("Holder") is entitled to purchase MULTI-MEDIA TUTORIAL SERVICES, INC., a Delaware corporation (hereinafter called the "Company"), at the exercise price per share set forth below the number of shares of the Company's common stock set forth above ("Common Stock"). The exercise price of this Warrant is $1.50 per share, subject to decrease as set forth below. The warrants expire on the tenth anniversary of the date hereof.

1. On the date of issuance of this Warrant the holder has loaned certain amounts to the Company pursuant to a promissory note dated of even date herewith (the "Note") . In addition to, and without limiting any remedies which are otherwise available to the Holder if the Note is not paid when due:

         (a) the number of shares of common stock which may be acquired upon exercise of this Warrant shall be increased to 150,000 if the note has not been paid by maturity;

         (b) the exercise price of this Warrant shall be reduced to $1.00 per share if the Note has not been paid by the 30th day after maturity;


         (c) if the Note has not been paid within 60 days after maturity and the Company's shares are listed on the Nasdaq Small Cap or the Nasdaq National Market System, the exercise price of this Warrant shall thereafter be equal to the lesser of $1.00 per share and the greater of 75% of Market Price (as hereinafter defined) or $.55 per share. The term "Market Price" means with


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                  respect to any exercise of this Warrant, the average closing bid price of the Company's common stock during the 15 trading days immediately preceding the date of such exercise;

         (d) if the Note has not been paid within 60 days after maturity and the Company's shares are not listed on the Nasdaq Small Cap or the Nasdaq National Market System, the exercise price of this Warrant shall be equal to the lesser of $ 1.00 per share and 75% of Market Price; and


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         (e)      in no event shall the exercise price of this Warrant exceed the lowest exercise price under any Warrant which is issued by the Company while any portion of the principal or interest under the Note has not been paid.

2. This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") or if the Company has received from counsel to the Company a written opinion to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The Warrant and the Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The Holder shall through its counsel provide such information as is reasonably necessary in connection with such opinion.

3. The Holder is entitled to certain registration rights under an agreement of even date herewith.

4. Any permitted assignment of this Warrant shall be effected by the Holder by
(i) executing the form of assignment at the end hereof, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the shares underlying the Warrant, delivery to the Company of a statement by the transferee (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes, Replacement warrants shall bear the same legend as is borne by this Warrant.

5. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.

6. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.

7. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization), stock split, combination of shares or stock dividends payable with respect to such Common Stock, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warrant adjusted accordingly.

9. The rights represented by this Warrant may be exercised at any time within the period above specified by surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel)that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.

10. The certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days after all requisite documentation has been provided, after the rights represented by this

Warrant shall have been so exercised, and shall bear a restrictive legend with respect to any applicable securities laws.

11. This Warrant shall be governed by and construed in accordance with the laws of the State of New York. The New Jersey courts shall have exclusive jurisdiction over this instrument and the enforcement thereof Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances well as other remedies.

         IN WITNESS WHEREOF, MULTI-MEDIA TUTORIAL SERVICES, INC. has caused this Warrant to be signed by its duly authorized officers under Its corporate seal, and to be dated as of the date set forth above.

                                           MULTI-MEDIA TUTORIAL SERVICES, INC.

                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------